UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) February 1, 2007


                     ENVIRONMENTAL SOLUTIONS WORLDWIDE INC.
                     --------------------------------------
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)


FLORIDA                             000-30932                     98-0346454
-------                             ---------                     ----------
(STATE OR OTHER                    (COMMISSION                 (I.R.S. EMPLOYER
JURISDICTION                       FILE NUMBER)                 IDENTIFICATION)
OF INCORPORATION)


              335 CONNIE CRESCENT, CONCORD, ONTARIO, CANADA L4K 5R2
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (905) 695-4142
                                                           --------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(a) Effective February 1, 2007, Mr. Stan Kolaric voluntary resigned his position as a member of the Company's Board of Directors. Mr. Kolaric resigned without any dispute or disagreement with the Company and its business practices or policies.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.

Date: February 2, 2007

                                    By: /s/ Joey Schwartz
                                        --------------------------------------
                                        Joey Schwartz, Chief Financial Officer